UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

24/7 KID DOC, INC.

(Exact name of registrant as specified in its charter)

Florida	000-27251	59-3564984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8269 Burgos Ct.

Orlando, FL 32836

(Address of Principal Executive Offices)

(828) 244-5980

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)          [  ]

Item 5.03 - Amendments to Articles of Incorporation

On January 6, 2020, the Company filed an amendment with the State of Florida, effective January 13, 2020, regarding the 1 for 100 reverse split of the company’s outstanding shares.  The corporate action for this split is currently being reviewed by FINRA.

Item 9.01 - Exhibits

Exhibit 3.1 –Article of Amendment dated January 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 Kid Doc, Inc.

By:      /s/ Timothy Shannon

Timothy Shannon

Chief Executive Officer

Dated: February 24, 2020